UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-02631

Chestnut Street Exchange Fund (Exact name of registrant as specified in charter)

301 Bellevue Parkway Wilmington, DE 19809 (Address of principal executive offices) (Zip code)

Robert Amweg Chestnut Street Exchange Fund 301 Bellevue Parkway Wilmington, DE 19809 (Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

October 21, 2015

Fellow Partner:

Our Fund earned $7.89 per share of net investment income for shares outstanding in the nine months ended September 30, 2015, compared to $7.35 per share in the same period of 2014.

After providing for the September 30, 2015 distribution, the net asset value per partnership share on September 30, 2015 was $499.75. The net asset value on June 30, 2015, our last report date, was $546.37.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial AverageTM will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	Third Quarter 2015

The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income.

Performance Summary

U.S. large cap stocks, as represented by the S&P 500® Index, declined 6.44% in the third quarter of 2015.

The third quarter for U.S. markets started well with strong manufacturing and construction data and mergers and acquisitions (M&A) activity. It was short lived, however, and volatility and uncertainty became the main themes of this quarter. Investors’ concerns started with the Greek debt crises, falling oil prices, and sell-off in Chinese equities. Volatility peaked in late August with the Chicago Board Options Exchange Volatility Index (VIX), at 53 (the highest level since 2009), market participants questioning global growth, the impact of a possible interest rate hike, and a strong dollar.

Uncertainty in global financial markets, decreased inflation expectations in the U.S., and the lack of wage growth weighed on the Federal Reserve (Fed) not to increase interest rates in mid-September. Despite the Fed’s decision not to increase rates, U.S. equity markets had their worst quarter performance in more than three years. The S&P 500® Index was down 6.44% and the Russell 2000® Index was down 11.91%.

From a sector perspective, in a flip from previous quarters, utilities (+5.37%) generated the strongest returns in the S&P 500® Index. Declines were seen across all other sectors, with modest losses in consumer staples (-0.20) and consumer discretionary (-2.56%) and larger declines in health care (-10.67%), materials (-16.90%) and energy (-17.41%).

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	Third Quarter 2015

Summary

A midsummer storm of volatility struck U.S. equity markets in the third quarter of 2015, with concerns over slowing economic growth in China and other emerging markets, anxiety over when the Fed would begin interest rate normalization and prolonged weakness in commodity prices dominating the investment landscape. Lost in the tumult were still-positive U.S. fundamentals, with steady economic growth (and an upward revision to second-quarter gross domestic product (GDP), continued improvement in the labor market and notable strength among U.S. consumers. Decent corporate earnings (outside of energy) and an active market for M&A were also supportive, but taken together, these positives were not enough to insulate stocks from continual bouts of volatility.

All told, U.S. equities posted the steepest quarterly decline in four years. The broad-market S&P 500® Index lost more than 6%, leaving it in negative territory for the year to date. The energy and materials sectors led the declines, hampered by the ongoing rout in commodities. Health care, which has been a market stalwart for much of the last few years, was also amongst the worst performers, weighed down by general equity market weakness as well as heightened scrutiny around drug pricing. The lone sector sheltered from declines was utilities as investors sought haven assets during the market turmoil.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500® Index, during the third quarter of 2015. Performance was negatively impacted by the consumer discretionary sector, specifically zero exposure to internet & catalog retail and an overweight to media. Financials also detracted from performance due to absence in real estate investment trusts (REITs), as well as weakness in diversified financial services and bank holdings. Additionally, zero exposure to utilities hindered results, as well as health care holdings. The largest individual detractor was Schlumberger NV, followed by AbbVie Inc. and Emerson Electric Company.

Materials was the largest positive contributor in the period, led by absence in some of the worst performing chemical names in the benchmark. The energy sector also added value due to limited exposure in oil, gas & consumable fuels. Additionally, in consumer discretionary, an overweight to beverages aided relative returns. The largest contributors at the stock level were positions in Coca-Cola Company and Intel Corporation, as well as an underweight to Apple Inc.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	Third Quarter 2015

Outlook

As a result of market movement during the third quarter of 2015, the Fund’s overall weightings changed slightly. The Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and materials and the largest underweights relative to the benchmark in information technology, utilities, and telecommunication services.

Financial market volatility increased dramatically in the third quarter due to global growth worries and Fed anxiety, with the health care sector joining the fray in September amid fears of reduced pricing power. Six years into the current bull market, a correction is not uncommon, and we remain cautiously optimistic. The developed economies continue to mend as quantitative easing has its impact. It appears to us that the U.S., in particular, remains in good shape relative to other markets, with second-quarter GDP growth revised higher, employment trends improving and U.S. consumers strong (and more confident) thanks to better wage rates and lower fuel prices. Furthermore, the start of a Fed hiking cycle has again been postponed, leaving interest rates “low for longer,” which should continue to be a tailwind for the domestic economy. We are mindful of the concerns around global growth; however, we believe the overall backdrop for U.S. companies remains strong.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2015

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
3rd Quarter 2015	(7.65%	)	(6.44%	)	(6.98%	)
1 Year	(6.25%	)	(0.61%	)	(2.11%	)
3 Years*	10.27%		12.40%		7.75%
5 Years*	12.05%		13.34%		10.45%
10 Years*	6.46%		6.80%		6.73%
Inception (12/29/76)
Annualized*	10.82%		10.93%		9.33%
Cumulative	5,264.37%		5,464.59%		3,066.46%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

September 30, 2015

(Unaudited)

	Shares	Value
COMMON STOCKS—98.2%
BASICS—5.3%
Air Products & Chemicals, Inc.	62,114	$7,924,504
Cabot Corp.	73,848	2,330,643

		10,255,147

CAPITAL EQUIPMENT—6.6%
Emerson Electric Co.	106,453	4,702,029
General Electric Co.	312,436	7,879,636

		12,581,665

CONSUMER CYCLICALS—15.3%
3M Co.	23,636	3,350,876
CBS Corp., - Class B	51,548	2,056,765
Comcast Corp., - Class A	128,494	7,308,739
Procter & Gamble Co.	73,071	5,256,728
Walt Disney Co. (The)	110,798	11,323,556

		29,296,664

ENERGY—7.4%
Exxon Mobil Corp.	100,626	7,481,543
Schlumberger, Ltd.	98,313	6,780,648

		14,262,191

FINANCIAL—21.3%
American Express Co.	84,503	6,264,207
Ameriprise Financial, Inc.	19,150	2,089,840
Bank of America Corp.	48,170	750,489
Blackhawk Network Holdings, Inc. - Class B*	6,280	266,210
JPMorgan Chase & Co.	120,418	7,341,885
Moody’s Corp.	70,949	6,967,192
Wells Fargo & Co.	336,269	17,267,413

		40,947,236

HEALTH CARE—15.0%
Abbott Laboratories	112,356	4,518,958
AbbVie, Inc.	112,356	6,113,290
Baxalta Inc.	55,746	1,756,556
Baxter International, Inc.	55,746	1,831,256
Johnson & Johnson	86,533	8,077,856
Merck & Co., Inc.	129,418	6,391,955

		28,689,871

	Shares	Value
RETAIL—2.2%
Home Depot, Inc.	20,117	$2,323,312
Kohl’s Corp.	13,002	602,123
Safeway Casa Ley CVR*†	38,225	306
Safeway PDC CVR*†	38,225	92,199
Wal-Mart Stores, Inc.	18,345	1,189,490

		4,207,430

STAPLES—8.8%
Altria Group, Inc.	15,436	839,718
Coca-Cola Co. (The)	250,337	10,043,520
Hanesbrands, Inc.	19,408	561,668
Kraft Heinz Co. (The)	3,607	254,582
Mondelez International, Inc., - Class A	10,720	448,846
PepsiCo, Inc.	37,423	3,528,989
Philip Morris International, Inc.	15,436	1,224,538

		16,901,861

TECHNOLOGY—9.9%
Apple, Inc.	16,404	1,809,361
Check Point Software Technologies Ltd.*	45,003	3,570,088
Cisco Systems, Inc.	28,068	736,785
Intel Corp.	287,570	8,667,360
Microsoft Corp.	43,766	1,937,083
Oracle Corp.	63,527	2,294,595

		19,015,272

TRANSPORTATION—4.6%
Union Pacific Corp.	100,402	8,876,541

UTILITIES—1.8%
Verizon Communications, Inc.	77,434	3,369,153

Total Common Stocks (Cost: $27,741,141)		188,403,031

*	Non-Income Producing
†	Security has been valued at fair market value. As of September 30, 2015, these securities amounted to $92,505 or less than .05% of net assets. These securities have been deemed illiquid.

Abbreviations:
CVR	Contingent Value Rights
PDC	Property Development Center

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

September 30, 2015

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 27,741,141) **	98.2%	$188,403,031
Other assets in excess of liabilities	2.3%	4,498,906
Other liabilities	(0.5%)	(1,043,714)

NET ASSETS
(Applicable to 383,909 partnership shares outstanding)	100.0%	$191,858,223

Net Asset Value Per Share		$499.75

Net assets applicable to shares owned by:
Limited partners
(383,816 shares)		$191,811,928
Managing general partners (93 shares)		46,295

Total net assets		$191,858,223

**	At September 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,909,522

Gross unrealized appreciation	162,531,998
Gross unrealized depreciation	(38,489)

Net unrealized appreciation	$162,493,509

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

September 30, 2015

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Concluded)

September 30, 2015

(Unaudited)

The following is a summary of inputs used, as of September 30, 2015, in valuing the Fund’s investments carried at value:

	Total Value at 09/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$188,403,031	$188,310,526	$—	$92,505

*	See details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Third Quarter Report

September 30, 2015 (Unaudited)

Chestnut Street Exchange

Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	11/23/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	11/23/2015

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	11/23/2015